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                                                                   EXHIBIT 10.30


                      SECOND AMENDMENT TO CREDIT AGREEMENT
                      ------------------------------------


     SECOND AMENDMENT (this "Amendment"), dated as of March 22, 1996, among Computervision Corporation (the "Borrower"), a Delaware corporation, the financial institutions listed on the signature pages hereto, Bankers Trust Company, as Agent and Fleet Bank of Massachusetts, N.A., as Co-Agent under the Credit Agreement referred to below. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                              W I T N E S S E T H :
                              - - - - - - - - - -

     WHEREAS, the Borrower, various lending institutions (the "Banks") , and Bankers Trust Company, as Agent, are parties to a Credit Agreement dated as of November 17, 1995 (as amended, modified or supplemented through the date hereof, the "Credit Agreement"); and

     WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;


     NOW, THEREFORE, it is agreed:


     1. Section 8.02(j) is hereby amended by inserting the phrase "Designated Long-Term Factoring and" immediately after the phrase "may enter into" appearing therein.

     2. Section 10 of the Credit Agreement shall be amended by inserting the following new definition in appropriate alphabetical order:

     "Designated Long-Term Factoring" shall mean the Master Agreement and Site License between the Borrower and GIE PSA Peugeot Citroen, provided that the Deferred Service Payment pursuant to such agreement shall not exceed $30,000,000 and the factoring pursuant to such agreement shall be expressly without recourse to the Borrower or any of its Subsidiaries and neither the Borrower nor any of its Subsidiaries shall grant any Lien on any of their assets pursuant to such agreement.

     3. In order to induce the Banks to enter into this Amendment, the Borrower hereby (i) makes each of the representations, warranties and agreements


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contained in the Credit Agreement as though made on the Amendment Effective
Date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date and (ii) represents and warrants that there exists no Default or Event of Default, in each case on the Amendment Effective Date (as hereinafter defined), both before and after giving effect to this Amendment.

     4. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement.

     5. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

     6. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     7. This Amendment shall become effective on the date (the "Amendment Effective Date") when the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent.

     8. From and after the Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents shall be deemed to be references to the Credit Agreement as modified hereby.



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     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered as of the date first above written.



                                              COMPUTERVISION CORPORATION



                                              By /s/ William Foniri
                                                 -------------------------------
                                              Title: Vice President & Treasurer



                                              BANKERS TRUST COMPANY,
                                              Individually and as Agent


                                              By /s/ Christopher Kinslow
                                                 -------------------------------
                                              Title: VP



                                              BANK POLSKA KASA OPIEKI, S.A.,
                                              NEW YORK BRANCH


                                              By  /s/ Harvey Winter
                                                 -------------------------------
                                              Title: Vice President


                                              FLEET BANK OF MASSACHUSETTS,
                                              N.A.,
                                              Individually and as Co-Agent


                                              By  /s/ Olaperi Onipede
                                                 -------------------------------
                                              Title: Vice President